                            SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Check the appropriate box:

         |X|      Preliminary Information Statement

         |_| Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))

         |_|      Definitive Information Statement


                              Intelilabs.com, Inc.
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

         |X|      No fee required

         |_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                           Common Stock, par value $.0001 per share
 ................................................................................

                  (2) Aggregate number of securities to which transaction applies:

                           18,300,000 shares of Common Stock
 ................................................................................

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                           $_______ per share*
 ................................................................................

                  (4)      Proposed maximum aggregate value of transaction:

                           $____________
 ................................................................................

                  (5)      Total fee paid:

                           $_____________
 ................................................................................

       * For purposes of calculating the fee only. This amount assumes the issuing of 18,300,000 shares of common stock, par value $.0001 per share (collectively, the "Shares") of Intelilabs.com, Inc. at the trading price of $___ . The amount of the filing fee, calculated in accordance with Section 14(g)(3) and Rule 0-11(d) under the Securities Exchange Act of 1934, as amended, equals 1/50th of one percent of the aggregate transaction value.

|_|      Fee paid previously with preliminary materials:

 ................................................................................

|_|      Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount previously paid:

 ................................................................................

                  (2)      Form, Schedule or Registration Statement No.:

 ................................................................................

                  (3)      Filing party:

 ................................................................................

                  (4)      Date filed:

 ................................................................................

                              INTELILABS.COM, INC.
                      WATER GARDENS 26TH STREET, 3RD FLOOR
                             SANTA MONICA, CA 90404


         On February 22, 2001, your Board of Directors approved an agreement for an acquisition. In the acquisition, Intelilabs will acquire all of the outstanding shares of AAcars.com, Inc., a California corporation, in exchange for issuing 18,300,000 shares of Intelilabs stock to the two existing shareholders of AAcars.com, Inc. The entire transaction will be called the "Acquisition."

         Five shareholders own a majority of Intelilabs' voting stock, and on February 22, 2001, they executed a written consent as majority stockholders approving the Acquisition. This written consent assures that the Acquisition will occur without your vote. Therefore, your vote is not required to complete the Acquisition.

         Please note that this is not a request for your vote or a proxy statement, but rather an information statement designed to inform you of the Acquisition that will occur if the Acquisition is completed and to provide you with information about the Acquisition.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Please note that this is not an offer to purchase your shares.

         The date of this information statement is May ____, 2001. We mailed this information statement to you on or about May ____, 2001


                                    Sincerely,

                                    /s/ Zain Effendi
                                    ------------------------------------------
                                    Zain Effendi, President

                              TABLE OF CONTENTS TO

                                  SCHEDULE 14C
                              INFORMATION STATEMENT


                                                                                                     Page
                                                                                                     ----
INTRODUCTION............................................................................................1

SUMMARY TERM SHEET......................................................................................2

QUESTIONS AND ANSWERS ABOUT AQUISITIONS.................................................................3

THE ACQUISITION.........................................................................................4
         The Acquisition Agreement......................................................................4
         Stockholder Consent to the Acquisition.........................................................4
         Consideration for Securities...................................................................4

THE COMPANY.............................................................................................4
         Description of the Company.....................................................................4
         Voting Securities and Principal Holders Thereof................................................5
         Securities Ownership of Certain Beneficial Owners..............................................5
         Security Ownership of Management...............................................................6
         Authorization for Issuance of Shares Otherwise Than for Exchange...............................6
         Description of Securities......................................................................7

INFORMATION REGARDING AACARS.COM........................................................................7

ANNEX A  Acquisition Agreement .......................................................................A-1

ANNEX B  Form of Certificate of President of Intelilabs.com, Inc. ....................................B-1

ANNEX C  Written Consent of The Intelilabs.com,Inc.
                  Directors Without a Meeting
                  Dated February 22, 2001.............................................................C-1

ANNEX D  Written Majority Consent of the Intelilabs.com, Inc. Directors Without a Meeting dated  .....D-1

ANNEX E  Form of Certificate of President of AACars.com, Inc. ........................................E-1

ANNEX F  Written Consent of the AACars.com, Inc. Board of Directors Without Meeting ..................F-1

ANNEX G  Written Consent of the AACars.com, Inc. Shareholders Without Meeting ........................G-1

                                  INTRODUCTION


         On February 22, 2001, your Board of Directors approved an agreement for an acquisition of and stock exchange of AAcars.com, Inc., a California corporation ("AAcars.com"). This entire transaction will be called the "Acquisition."

         The Acquisition will occur in accordance with a Stock Purchase Agreement (the "Acquisition Agreement"), dated as of February 22, 2001, between Intelilabs.com, Inc. ("Intelilabs.com") and AAcars.com.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Five Shareholders of Intelilabs.com (the "Majority Shareholders") currently own 3,445,557 shares of common stock of Intelilabs.com, representing 53.8% of the outstanding voting stock of Intelilabs.com. On February 22, 2001, the Majority Shareholders acted by written consent (the "Stockholder Consent") to approve and adopt the Acquisition Agreement. If the Acquisition Agreement is completed, the Stockholder Consent assures that the Acquisition will occur without your vote and without a meeting. Therefore, your vote is not required to complete the Acquisition.

         THE ACQUISITION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE EXCHANGE NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT (THE "INFORMATION STATEMENT") DESIGNED TO INFORM YOU OF THE EXCHANGE THAT WILL OCCUR IF THE EXCHANGE IS COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE EXCHANGE AND THE BACKGROUND OF THESE TRANSACTIONS.

         Please note also that this is not an offer to purchase your Shares.

         The purpose of the Acquisition is to make AAcars.com a wholly-owned subsidiary of Intelilabs.com.

         This Information Statement is first being mailed to stockholders on or about May ____, 2001. As of the date of this Information Statement, there were 24,700,000 Shares outstanding (including 18,300,000 non-voting treasury shares).



         THIS INFORMATION STATEMENT IS DATED MAY __________, 2001

                               SUMMARY TERM SHEET


COMPANY TO BE ACQUIRED:  AAcars.com, Inc., a California corporation

PRICE: In return for 100% of AAcars.com's stock, Intelilabs will issue the AAcars.com shareholderss 18,300,000 Common Shares.

BUSINESS OF AACARS.COM: AAcars.com operates the AAcars.com web site. This web site specializing in faciliting the selling and purchasing of automobiles.

DATE OF COMPLETION:  May 23, 2001 or as soon as practicable.

QUESTIONS AND ANSWERS ABOUT THE ACQUISITIONS

Q.       Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Acquisition even though your vote is neither required nor requested to complete the Acquisition.

Q.       When do you expect the Acquisition to be completed?

A. We are working to complete the Acquisition by May 23, 2001. However, we will likely need to extend the completion date for the Acquisition.

Q.       Why am I not being asked to vote?

A. The Majority Stockholders own Shares to approve the Acquisition without your vote, and have already given their approval of the Acquisition.

Q.       What do I need to do now?

A. Nothing. This Information Statement is purely for your information, and does not require or request you to do anything. If you need information about the Exchange, please contact the Information Agent.

Q.       Whom can I call with questions?

A. If you have any questions about the Acquisition, please contact Zain Effendi at (310) 255-8893 (the "Information Agent").

         For more detailed information on the Company, including financial statements, you may refer to the Company's Form 10-KSB/A, filed with the SEC on November 20, 2000, as amended by the Form 10-KSB/A filed on February 16, 2001, and the Company's form 10-QSB/A filed with the SEC on February 21, 2001. Copies of these documents were mailed to all shareholders of the Company. Additional copies are available on the SEC's EDGAR database at www.sec.gov or by calling the Information Agent.

DESCRIPTION OF OWNERSHIP OF NEW DIRECTIONS BEFORE AND AFTER THE EXCHANGE

         The following tables illustrate the current ownership of Intelilabs and the contemplated ownership of Intelilabs upon completion of the Acquisition.


    -----------------------------------------------------------------------------------
                                                              CURRENT        OWNERSHIP
                                                            OWNERSHIP        FOLLOWING
                                                                            ACQUISTION
    -----------------------------------------------------------------------------------
    Common Shares Authorized (par value $0.0001)           50,000,000       50,000,000
    -----------------------------------------------------------------------------------
    Shares Issued (fully diluted)                          24,700,000       43,000,000
    -----------------------------------------------------------------------------------
    Shares Owned by Knightrider Investment, Ltd.                    0        3,050,000
    -----------------------------------------------------------------------------------
    Shares Owned by Saeeda Effendi                                  0       15,250,000
    -----------------------------------------------------------------------------------
    No. of Shareholders                                            67               69
    -----------------------------------------------------------------------------------


                                 THE ACQUISTION

THE ACQUISITION AGREEMENT

         The Acquisition will occur in accordance with an Acquisition Agreement (the "Agreement"), dated as of February 22, 2001, between Intelilabs and AAcars.com, Inc., a California corporation.

         The Acquisition Agreement provides that Intelilabs will acquire all of AAcars.com's outstanding stock, making it a wholly-owned subsidiary of Intelilabs. The two current shareholders of AAcars.com, Knightrider Investments, Ltd. And Saeeda Effendi, will receive 18,300,000 shares of Intelilabs in return for the AAcars.com stock.

         The Acquisition Agreement is attached hereto as Annex A.

STOCKHOLDER CONSENT TO THE ACQUISITION

         The Majority Stockholders, as the holders of 53.8% of the voting power of the Common Stock, have taken action by written consent to approve the Acquisition pursuant to Delaware law., the Majority Stockholders executed and delivered to the Company the Stockholder Consent adopting the Agreement and authorizing the transactions contemplated thereby. The Stockholder Consent is sufficient under Delaware law to approve the Acquistiion without the concurrence of any other stockholders. Therefore, no further action of the Public Stockholders is necessary. The Stockholder Consent is attached as Annex D to this Information Statement.

CONSIDERATION FOR SECURITIES

         We will receive all the outstanding shares of AAcars.com n return for issuing 18,300,000 shares of Intelilabs.com Common Stock to Saeeda Effendi and Knighrider Investment, Ltd. The primary asset of AAcars.com is the www.aacars.com web site.

                                   THE COMPANY

DESCRIPTION OF THE COMPANY

         Intelilabs.com, Inc.. ("Intelilabs" or the "Company") was incorporated as Quentin Road Productions, Inc. on April 20, 1998. The principal offices of the company are located at Water Gardens 1620 26th Street, 3rd Floor Santa Monica CA 90404. The Company is focussing on providing web site development and establishing incubation services to provide to Internet companies.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Intelilabs is authorized to issue 50,000,000 shares of Common Stock, par value $0.0001, of which 24,700,000 are issued and outstanding. 18,300,000 of these shares of Common Stock are treasury shares held by Intelilabs.com and have no voting powers.

         Intelilabs.com is authorized 10,000,000 shares of Preferred Stock, par value $0.0001 of which no shares are outstanding.

         The following tables sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of April 26 2001 by (i) each person who is known to the Company to own beneficially more than 5% of the Company's voting outstanding Common Stock, (ii) each of the Company's directors and officers, and (iii) all officers and directors as a group:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                                PERCENTAGE
Name & Address of                                    Number of Shares (2)      BENEFICIALLY OWNED
-------------------------------------------------------------------------------------------------
BENEFICIAL OWNER(1)
-------------------
Aberforth Investments Ltd.                           687,548                       10.7
Suite 2B Mansion House
143 Main Street
Gibralter

Atlas Equity Group                                   400,000                        6.25
701 Brickell Ave., Ste. 3120
Miami, FL 33131

Anthenaeum Consultants, Ltd.                         800,000                       12.5
Rovert House
Market Street North
Box N-529
Nassau, Bahamas

Bergen Ltd.(2)                                     1,225,557                       19.1
Ste 1-3 16th Flr, Kinwick Center
32 Hollywood Rd.,
Hong Kong, China

First Southeast Enterprises, Ltd.                    377,500                        5.9
PO Box 3152
Road Town, Tortola
British Virgin Islands

Lefcount International Investments, Ltd.             980,000                       15.3
PO Box 3471
Road Town, Tortola
British Virgin Islands

MCFI Trading Ltd.                                    770,829                       12
First Floor, Victory House
99-1-1 Regent Street
London, W1R7HB
United Kingdom

---------------
(1) Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person or group holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person or group.
(2) 18,300,000 shares of Common Stock are held by Intelilabs as treasury stock. These shares have no voting rights under Delaware law and are not counted in calculating the percentages held by the beneficial owners presented in this chart.


SECURITY OWNERSHIP OF MANAGEMENT                                                       PERCENTAGE
Name & Address of                                    Number of Shares (2)      BENEFICIALLY OWNED
-------------------------------------------------------------------------------------------------
BENEFICIAL OWNER(1)
-------------------
Zain Effendi(3)(4)                          -0-                                 *

Marvi E. Khan(3)                            -0-                                 *

Fahad U. Khan(3)                            -0-                                 *

Sajjad Hyder Zaidi(3)                       -0-                                 *

All officers and directors
as a group (4 persons)                      -0-                                 *

---------------
(1) Except as otherwise indicated, we believe that the beneficial owners of Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person or group holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person or group.
(2) 18,300,000 shares of Common Stock are held by Intelilabs as treasury stock. These shares have no voting rights under Delaware law and are not counted in calculating the percentages held by the beneficial owners presented in this chart.
(3) c/o Company's address: Water Gardens 1620 26th Street, 3rd Floor Santa Monica CA 90404.
(4) Sajeeda Effendi, an AAcars.com shareholder who will receive 15,250,000 shares of Intelilabs in the Acquisition, is Zain Effendi's mother (Zain Effendi is our President).
 *       Less than one percent.

AUTHORIZATION FOR ISSUANCE OF SHARES OTHERWISE THAN FOR EXCHANGE.

         Upon the consummation of the Acquisition, Intelilabs.com will issue 18,300,000 shares to the current shareholders of AAcars.com, in consideration of receiving all issued and outstanding shares of AAcars.com. AAcars.com shareholder, Saeeda Effendi will receive 15,250,000 shares of Intelilabs.com Common Stock and AAcars.com shareholder, Knighrider Investment, Ltd. will receive 3,050,000 shares of Intelilabs.com Common Stock.

DESCRIPTION OF SECURITIES

         Common Stock.

         Our Articles of Incorporation authorize us to issue up to 50,000,000 Common Shares, $0.0001 par value per common share and 10,000,000 Preferred Shares, $0.0001 par value per preferred share. As of April, 26, 2001, there are 24,700,000 shares of our common stock outstanding, including 18,300,000 non-voting treasury shares. All outstanding Common Shares are legally issued, fully paid and non-assessable.

         Liquidation Rights.

         Upon our liquidation or dissolution, each outstanding Common Share will be entitled to share equally in our assets legally available for distribution to shareholders after the payment of all debts and other liabilities.

         Dividend Rights.

         We do not have limitations or restrictions upon the rights of our Board of Directors to declare dividends, and we may pay dividends on our shares of stock in cash, property, or our own shares, except when we are insolvent or when the payment thereof would render us insolvent subject to the provisions of the Florida Statutes. We have not paid dividends to date, and we do not anticipate that we will pay any dividends in the foreseeable future.

         Voting Rights.

         Holders of our Common Shares are entitled to cast one vote for each share held of record at all shareholders meetings for all purposes.

         Other Rights.

         Common Shares are not redeemable, have no conversion rights and carry no preemptive or other rights to subscribe to or purchase additional Common Shares in the event of a subsequent offering. There are no other material rights of the common or preferred shareholders not included herein. There is no provision in our charter or by-laws that would delay, defer or prevent a change in control of us. We have not issued debt securities.


                        INFORMATION REGARDING AACARS.COM

         AAcars.com was incorporated in the State of California on February 4, 2000. AAcars.com has 250,000,000 shares of Common Stock, no par value, authorized for issuance and is owned by two shareholders. Saeeda Effendi, Zain Effendi's mother, owns 15,000,000 of the 18,000,000 outstanding shares of AAcars and the remaining 3,000,000 shares are owned by Knightrider Investment, Ltd. Zain Effendi is currently President, Secretary, Treasurer, and Secretary of AAcars.com, Inc. None of AAcars.com's stock is trading on the OTC Bulletin Board or any Exchange. AAcars.com's current operations consist of owning and operating the www.aacars.com web site.

                                     ANNEX A

                              ACQUISITION AGREEMENT
                                 BY AND BETWEEN
                              INTELILABS.COM, INC.
                                       AND
                                AACARS.COM, INC.
                             DATED FEBRUARY 22, 2001

                              ACQUISITION AGREEMENT

                                 BY AND BETWEEN

                              INTELILABS.COM, INC.

                                       AND

                                AACARS.COM, INC.

                            STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT ("Agreement"), dated as of February 22, 2001 is by and among INTELILABS.COM, INC., a Delaware corporation ("Buyer") and AACARS.COM, INC., a California corporation ("Seller") (collectively, the "Parties").


                                 R E C I T A L S

         A. The capital stock of Seller consists of 250,000,000 authorized shares of Common Stock, no par value (the "Seller Shares"), of which 18,000,000 are currently issued and outstanding.

         B. Upon the terms and conditions set forth below, Seller desires to sell all of the Seller Shares to Buyer, such that, following such transaction, Seller will be a 100% owned subsidiary of Buyer.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the Parties hereto agree as follows:

                                   ARTICLE 1
                         SALE AND PURCHASE OF THE SHARES

         1.1 ISSUANCE OF THE SHARES. Subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, Seller shall sell and transfer to Buyer that certain number of Seller Shares that will constitute 100% of the issued and outstanding common stock of Seller.

         1.2 CONSIDERATION. In consideration for this Agreement, the Parties shall provide the following:

                  1.2.1 BUYER ASSUMPTION OF ASSETS AND LIABILITIES. Beginning upon the Closing (as defined below), Buyer will assume all assets and liabilities of Seller. All assets and liabilities of Seller shall be listed on
Schedule 1.2.1 by Seller. However, any and all indebtedness on the books of Seller prior to the Closing shall be paid by Seller. Any indebtedness of Seller incurred after the Closing shall be the responsibility of Buyer.

                  1.2.2 CASH CONSIDERATION. Buyer shall issue to Seller, as and for the purchase price of Seller Shares, consideration of 18,300,000 shares of Buyer's Common Stock (such consideration being the "Share Purchase Price"). These shares shall be "restricted securities" within the meaning of Rule 144 promulgated by the Securities and Exchange Commission.

                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

         2.1 REPRESENTATIONS AND WARRANTIES OF THE PARTIES. Except as disclosed in a document referring specifically to the representations and warranties in this Agreement that identifies by section number the section and subsection to which such disclosure relates and is delivered by each Party to the others prior to the execution of this Agreement (the "Disclosure Schedules"), the Parties represent and warrant each to the other, as of the date hereof and as of the Closing, as follows:

         2.2 ORGANIZATION, STANDING, POWER.

                  2.2.1 BUYER. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware. It has all requisite corporate power, franchises, licenses, permits, and authority to own its properties and assets and to carry on its business as it has been and is being conducted. Buyer is duly qualified and in good standing to do business in each jurisdiction in which a failure to so qualify would have a Material Adverse Effect (as defined below) on Buyer. For purposes of this Agreement, the term "Material Adverse Effect" means any change or effect that, individually or when taken together with all other such changes or effects which have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, is or is reasonably likely to be materially adverse to the business, assets (including intangible assets), financial condition, or results of operations of the entity.

                  2.2.2 SELLER. Seller is a corporation duly organized, validly existing, and in good standing under the laws of the state of California. It has all requisite corporate power, franchises, licenses, permits, and authority to own its properties and assets and to carry on its business as it has been and is being conducted. Seller is duly qualified and in good standing to do business in each jurisdiction in which a failure to so qualify would have a Material Adverse Effect (as defined above) on Seller.

         2.3 AUTHORITY. The Parties have all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by the Parties of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the parts of the Parties, including the approval of the Board of Directors of each Party. This Agreement has been duly executed and delivered by the Parties to each other and constitutes a valid and binding obligation of each Party enforceable in accordance with its terms, except that such enforceability may be subject to: (a) bankruptcy, insolvency, reorganization, or other similar laws relating to enforcement of creditors' rights generally; and (b) general equitable principles. Subject to the satisfaction of the conditions set forth in Article 3 below, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, or acceleration of any obligation, or to loss of a material benefit under, or the creation of a lien, pledge, security interest, charge, or other encumbrance on any assets of any of the Parties (any such conflict, violation, default, right, loss, or creation being referred to herein as a "Violation") pursuant to: (i) any provision of the organization documents of the Parties; or (ii) any loan or credit agreement, note, bond, mortgage, indenture, contract, lease, or other agreement, or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule, or regulation applicable to each of the Parties' respective properties or assets, other than in the case of any such Violation which individually or in the aggregate would not have a Material Adverse Effect on any of the Parties.

         2.4 CAPITALIZATION OF SELLER.

                  2.4.1 SELLER. The capital stock of Seller consists of 250,000,000 authorized shares of Common Stock, no par value (the "Seller Shares"), of which 18,000,000 are currently issued and outstanding.

                  2.4.2 Upon issuance pursuant to the terms of this Agreement, the Seller Shares will be duly and validly issued, fully paid and nonassessable, and issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "Act"), and any relevant state securities laws or pursuant to valid exemptions therefrom. The Seller Shares are free of restrictions on transfer other than restrictions on transfer as set forth in the Disclosure Schedules and under applicable state and federal securities laws. The Seller Shares shall be issued in a private transaction and consequently will be deemed to be "Restricted Securities" as set forth in Rule 144 promulgated under the Act.

                  2.4.3 Except as set forth on the Disclosure Schedules, there are no options, warrants, rights, calls, commitments, plans, contracts, or other agreements of any character granted or issued by any of the Parties which provide for the purchase, issuance, or transfer of any additional shares of the capital stock of the Parties nor are there any outstanding securities granted or issued by any of the Parties that are convertible into any shares of the equity securities of the Parties, and none is authorized. None of the Parties have outstanding any bonds, debentures, notes, or other indebtedness the holders of which have the right to vote (or convertible or exercisable into securities having the right to vote) with holders of the Parties' capital stock on any matter.

                  2.4.4 Except as set forth on the Disclosure Schedules, none of the Parties are a party or subject to any agreement or understanding, and, to the best of the Parties' knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any security or by a shareholder or director of any of the Parties.

                  2.4.5 Except as set forth on the Disclosure Schedules, none of the Parties have granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

         2.5 SUBSIDIARIES. "Subsidiary" or "Subsidiaries" means all corporations, trusts, partnerships, associations, joint ventures, or other Persons, as defined below, of which any of the Parties or any Subsidiary of any of the Parties owns not less than twenty percent (20%) of the voting securities or other equity or of which any of the Parties or any Subsidiary of any of the Parties possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting shares, management contracts, or otherwise. "Person" means any individual, corporation, trust, association, partnership, proprietorship, joint venture, or other entity. Prior to the Closing of this Agreement, there are no Subsidiaries of any of the Parties other than as disclosed herein or disclosed on the Disclosure Schedules.

         2.6 NO DEFAULTS. None of the Parties has received notice that they would be, with the passage of time, in default or violation of any term, condition, or provision of: (i) their Articles of Incorporation or Bylaws; (ii) any judgment, decree, or order applicable to any of the Parties; or (iii) any loan or credit agreement, note, bond, mortgage, indenture, contract, agreement, lease, license, or other instrument to which any of the Parties is now a party or by which they or any of their properties or assets may be bound, except for defaults and violations which, individually or in the aggregate, would not have a Material Adverse Effect on any of the Parties.

         2.7 GOVERNMENTAL CONSENTS. Any consents, approvals, orders, or authorizations of or registrations, qualifications, designations, declarations, or filings with or exemptions by (collectively "Consents"), any court, administrative agency, or commission, or other federal, state, or local governmental authority or instrumentality, whether domestic or foreign (each a "Governmental Entity"), which may be required by or with respect to any of the Parties in connection with the execution and delivery of this Agreement or the consummation by the Parties of the transactions contemplated hereby, except for such Consents which if not obtained or made would not have a Material Adverse Effect on any of the Parties for the transactions contemplated by this Agreement, are the responsibility of the respective Party.

         2.8 FINANCIAL STATEMENTS. Seller has furnished Buyer with a true and complete copy of its financial statements for the period ending December 31, 1999 for Aacars.com.pk (the "Financial Statements"), which comply as to form in all material respects with all applicable accounting requirements with respect thereto and have been prepared internally and fairly present the financial positions of the Seller as at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring audit adjustments not material in scope or amount). To the best of Seller's directors' knowledge and belief, there has been no change in Seller's accounting policies or the methods of making accounting estimates or changes in estimates that are material to the Financial Statements, except as described in the notes thereto.

         2.9 ABSENCE OF UNDISCLOSED LIABILITIES. To the best of its knowledge and belief and in reliance upon its auditing firm, Seller does not have any liabilities or obligations (whether absolute, accrued, or contingent) except:
(i) Liabilities that are accrued or reserved against in its Balance Sheets; or
(ii) additional Liabilities reserved against since December 31, 1999 that (x) have arisen in the ordinary course of business; (y) are accrued or reserved against on its books and records; and (z) amount in the aggregate to less than $25,000.

         2.10 ABSENCE OF CHANGES. To the best of their knowledge and belief, since December 31, 2000, Seller has conducted its business in the ordinary course and there has not been: (i) any Material Adverse Effect on the business, financial condition, liabilities, or assets of Seller or any development or combination of developments of which management of Seller has knowledge which is reasonably likely to result in such an effect; (ii) any damage, destruction, or loss, whether or not covered by insurance, having a Material Adverse Effect on Seller; (iii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock, or property) with respect to the capital stock of Seller; (iv) any increase or change in the compensation or benefits payable or to become payable by Seller to any of its employees, except in the ordinary course of business consistent with past practice; (v) any sale, lease, assignment, disposition, or abandonment of a material amount of property of Seller, except in the ordinary course of business; (vi) any increase or modification in any bonus, pension, insurance, or other employee benefit plan, payment, or arrangement made to, for, or with any of its employees; (vii) the granting of stock options, restricted stock awards, stock bonuses, stock appreciation rights, and similar equity based awards; (viii) any resignation or termination of employment of any office of Seller; and Seller, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such office; (ix) any merger or consolidation with another entity, or acquisition of assets from another entity except in the ordinary course of business; (x) any loan or advance by Seller to any person or entity, or guaranty by Seller of any loan or advance; (xi) any amendment or termination of any contract, agreement, or license to which Seller is a party, except in the ordinary course of business; (xii) any mortgage, pledge, or other encumbrance of any asset of Seller; (xiii) any waiver or release of any right or claim of Seller, except in the ordinary course of business; (xiv) any write off as uncollectible any note or account receivable or portion thereof; or (xv) any agreement Seller to do any of the things described in this Section 2.9.

         2.11 PATENTS AND TRADEMARKS. The Parties each have sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, and processes (collectively, "Intellectual Property") necessary for their businesses as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the Intellectual Property, nor are any of the Parties bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property of any other person or entity. None of the Parties has received any communications alleging that they have violated or, by conducting their businesses as proposed, would violate any of the Intellectual Property of any other person or entity. None of the Parties are aware that any of their employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Parties or that would conflict with each of the Parties' respective business as proposed to be conducted. Neither the execution or delivery of this Agreement, nor the carrying on of each of the Parties' respective business by their respective employees, nor the conduct of each of the Parties' respective business as proposed, will, to the best of the Parties' knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. None of the Parties believe that it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by any of the Parties.

         2.12 CERTAIN AGREEMENTS. To the best of the Parties' knowledge and belief, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will: (i) result in any payment (including, without limitation, severance, unemployment compensation, parachute payment, bonus, or otherwise), becoming due to any director, employee, or independent contractor of any of the Parties, from any other Party under any agreement or otherwise; (ii) materially increase any benefits otherwise payable under any agreement; or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

         2.13 COMPLIANCE WITH OTHER INSTRUMENTS. To the best of the Parties' knowledge and belief, none of the Parties are in violation or default of any provision of their respective articles of incorporation or bylaws, or of any instrument, judgment, order, writ, decree, or contract to which they are a party or by which they are bound, or, to the best of their knowledge, of any provision of any federal or state statute, rule, or regulation which may be applicable to them. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree, or contract, or an event that results in the creation of any lien, charge, or encumbrance upon any assets of any Party or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to any Party, its businesses, or operations, or any of its assets or properties.

         2.14 EMPLOYEE BENEFIT PLANS. The Parties have no employee benefit plans (including without limitation all plans which authorize the granting of stock options, restricted stock, stock bonuses, or other equity based awards) covering active, former, or returned employees, other than as listed in the Disclosure Schedules.

         2.15 OTHER PERSONAL PROPERTY. The books and records of each of the Parties contain a complete and accurate description, and specify the location, of all trucks, automobiles, machinery, equipment, furniture, supplies, and other tangible personal property owned by, in the possession of, or used by the Parties in connection with their businesses. Except as set forth in the Disclosure Schedules, no personal property used by the Parties in connection with their businesses is held under any lease, security agreement, conditional sales contract, or other title retention or security arrangement.

         2.16 PROPERTIES AND LIENS. Except as reflected in the Financial Statements or as set forth in the Disclosure Schedules, and except for statutory mechanics' and materialmen's liens, liens for current taxes not yet delinquent, the Parties own, free and clear of any liens, claims, charges, options, or other encumbrances, all of their tangible and intangible property, real and personal, whether or not reflected in the Financial Statements (except that sold or disposed of in the ordinary course of business since the date of such statements) and all such property acquired since the date of such statements. All real property and tangible personal property of the Parties is in good operating condition and repair, ordinary wear and tear excepted.

         2.17 INVENTORY. In reliance upon their respective auditing firms, the inventories of the Parties shown on the Financial Statements and inventories acquired by them subsequent to the date of the Financial Statements consist solely of items of a quality and quantity usable and salable in the normal course of business, with the exception of obsolete materials and materials below standard quality, all of which have been written down in the books of the Parties to net realizable market value or have been provided for by adequate reserves. Except for sales made in the ordinary course of business, all inventory is the property of the Parties. No items are subject to security interests, except as set forth in the Disclosure Schedules. The value of the inventories has been determined on a first-in, first-out basis consistent with prior years.

         2.18 MAJOR CONTRACTS. Except as otherwise disclosed in the Disclosure Schedules, none of the Parties is a party or subject to:

                  2.18.1 Any union contract, or any employment contract or arrangement providing for future compensation, written or oral, with any officer, consultant, director, or employee which is not terminable by the Party on 30 days' notice or less without penalty or obligations to make payments related to such termination;

                  2.18.2 Any joint venture contract, partnership agreement or arrangement or any other agreement which has involved or is expected to involve a sharing of revenues with other persons or a joint development of products with other persons;

                  2.18.3 Any manufacture, production, distribution, sales, franchise, marketing, or license agreement, or arrangement by which products or services of the Party are developed, sold, or distributed;

                  2.18.4 Any material agreement, license, franchise, permit, indenture, or authorization which has not been terminated or performed in its entirety and not renewed which may be, by its terms, accelerated, terminated, impaired, or adversely affected by reason of the execution of this Agreement, or the consummation of the transactions contemplated hereby or thereby;

                  2.18.5 Any material agreement, contract, or commitment that requires the consent of another person for the Party to enter into or consummate the transactions contemplated by this Agreement;

                  2.18.6 Except for object code license agreements for any of the Party's executed in the ordinary course of business, any indemnification by the Party with respect to infringements of proprietary rights; or

                  2.18.7 Any contract containing covenants purporting to materially limit the Party's freedom to compete in any line of business in any geographic area.

         All contracts, plans, arrangements, agreements, licenses, franchises, permits, indentures, authorizations, instruments, and other commitments of the Parties are valid and in full force and effect and to the best of their knowledge, neither the Parties themselves nor any other party thereto, breached any material provisions of, or is in default in any material respect under the terms thereof.

         2.19 QUESTIONABLE PAYMENTS. None of the Parties, nor to their knowledge any director, officer, employee, or agent of any of the Parties, has: (i) made any payment or provided services or other favors in the United States or any foreign country in order to obtain preferential treatment or consideration by any Governmental Entity with respect to any aspect of the business of the Parties; or (ii) made any political contributions that would not be lawful under the laws of the United States, any foreign country or any jurisdiction within the United States or any foreign country. None of the Parties, nor to their knowledge any director, officer, employee, or agent of any of the Parties, has been or is the subject of any investigation by any Governmental Entity in connection with any such payment, provision of services, or contribution.

         2.20 RECENT TRANSACTIONS. None of the Parties, nor to their knowledge any director, officer, employee, or agent of any of the Parties, is participating in any discussions and do not intend to engage in any discussion:
(i) with any representative of any corporation or corporations regarding the consolidation or merger of any of the Parties with or into any such corporation or corporations; (ii) with any corporation, partnership, association, or other business entity or any individual regarding the sale, conveyance, or disposition of all or substantially all of the assets of the Parties or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of any of the Parties is disposed of; or (iii) regarding any other form of acquisition, liquidation, dissolution, or winding up of the Parties.

         2.21 LEASES IN EFFECT. All real property leases and subleases as to which any of the Parties is a party and any amendments or modifications thereof (each a "Lease" and, collectively, the "Leases")are valid, in full force and effect and enforceable, and there are no existing defaults on the part of any Party and no Party has received nor given notice of default or claimed default with respect to any Lease, nor is there any event that with notice or lapse of time, or both, would constitute a default thereunder. Except as set forth on the Disclosure Schedules, no consent is required from any Party under any Lease in connection with the completion of the transactions contemplated by this Agreement, and none of the Parties have received notice that any party to any Lease intends to cancel, terminate, or refuse to renew the same or to exercise any option or other right thereunder, except where the failure to receive such consent, or where such cancellation, termination, or refusal would not have a Material Adverse Effect on the Parties.

         2.22 TAXES. Except as set forth elsewhere in this Agreement or in the Disclosure Schedules, and in reliance upon their respective auditing/tax preparation firms:

                  2.22.1 All taxes, assessments, fees, penalties, interest, and other governmental charges with respect to the Parties which have become due and payable by [date of financial statements] have been paid in full or adequately reserved against by the Parties, and all taxes, assessments, fees, penalties, interest, and other governmental charges which have become due and payable subsequent to [date of financial statements] have been paid in full or adequately reserved against on their books of account and such books are sufficient for the payment of all unpaid federal, state, local, foreign, and other taxes, fees, and assessments (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees' income withholding, social security, and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods prior thereto;

                  2.22.2 There are no agreements, waivers, or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against the Parties, nor are there any actions, suits, proceedings, investigations, or claims now pending against the Parties in respect of any tax or assessment, or any matters under discussion with any federal, state, local, or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority; and

                  2.22.3 There are no liens for taxes upon the assets of the Parties except for taxes that are not yet payable. The Parties have withheld all taxes required to be withheld in respect of wages, salaries, and other payments to all employees, officers, and directors and timely paid all such amounts withheld to the proper taxing authority.

         2.23 DISPUTES AND LITIGATION. Except as disclosed in the Disclosure Schedules, there is no suit, claim, action, litigation, or proceeding pending or, to the knowledge of the Parties, threatened against or affecting any of the Parties, respectively, or any of their properties, assets, or business or to which any of the Parties is a party, in any court or before any arbitrator of any kind or before or by any Governmental Entity, which would, if adversely determined, individually or in the aggregate, have a Material Adverse Effect on the Parties, nor is there any judgment, decree, injunction, rule, or order of any Governmental Entity or arbitrator outstanding against any of the Parties, respectively, and having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect. To the knowledge of the Parties, there is no investigation pending or threatened against any of the respective Parties before any foreign, federal, state, municipal, or other governmental department, commission, board, bureau, agency, instrumentality, or other Governmental Entity.

         2.24 COMPLIANCE WITH LAWS. Except as set forth in the Disclosure Schedules, to the best of their knowledge and belief, none of the Parties' businesses is being conducted in violation of, or in a manner which could cause liability under any applicable law, rule, or regulation, judgment, decree, or order of any Governmental Entity, except for any violations or practices, which, individually or in the aggregate, have not had and will not have a Material Adverse Effect on the Parties. The Parties each have all franchises, permits, licenses, and any similar authority necessary for the conduct of their business as now being conducted by them, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Parties and believes they can obtain, without undue burden or expense, any similar authority for the conduct of their business as it is planned to be conducted. To the best of their respective knowledge and belief, none of the Parties are in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

         2.25 OMITTED.

         2.26 INSURANCE. The Parties have or shall obtain fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow them to replace any of their properties that might be damaged or destroyed within 45 days of the execution of this Agreement.

         2.27 MINUTE BOOKS. The minute books of Seller provided to Buyer contain a complete summary of all meetings of directors and shareholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects. Buyer acknowledges that Buyer has been the custodian for the corporate records of Seller under Buyer's former Management Agreement with Seller and Buyer is responsible for any discrepancies to the corporate records or status of Seller since Buyer became custodian of Seller's corporate records.

         2.28 DISCLOSURE. No representation or warranty made by any of the Parties in this Agreement, nor any document, written information, statement, financial statement, certificate, or exhibit prepared and furnished or to be prepared and furnished by the Parties or their representatives pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished, to the best of each of the Parties' knowledge and belief.

         2.29 RELIANCE. The foregoing representations and warranties are made by each Party with the knowledge and expectation that the other Parties are placing reliance thereon.

                                   ARTICLE 3
                              CONDITIONS PRECEDENT

         3.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS. The respective obligations of each Party hereunder shall be subject to the satisfaction prior to or at the Closing of the following conditions:

                  3.1.1 NO RESTRAINTS. No statute, rule, regulation, order, decree, or injunction shall have been enacted, entered, promulgated, or enforced by any court or Governmental Entity of competent jurisdiction which enjoins or prohibits the consummation of this Agreement and shall be in effect.

                  3.1.2 LEGAL ACTION. There shall not be pending or threatened in writing any action, proceeding, or other application before any court or Governmental Entity challenging or seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement, or seeking to obtain any material damages.

                  3.1.3 CONSENTS. All Consents (as defined in Section 2.7) shall have been received by each of the Parties as applicable.

                  3.1.4 SEC FILINGS. Any necessary filings shall have been made and accepted (if necessary with the Securities and Exchange Commission.

         3.2 CONDITIONS TO SELLER'S OBLIGATIONS. The obligations of Seller shall be subject to the satisfaction prior to or at the Closing of the following conditions unless waived by Seller:

                  3.2.1 REPRESENTATIONS AND WARRANTIES OF BUYER. The representations and warranties of Buyer set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by this Agreement; or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Seller shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer of Buyer to such effect on the Closing.

                  3.2.2 PERFORMANCE OF OBLIGATIONS OF BUYER. Buyer shall have performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Seller shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer of Buyer to such effect on the Closing.

         3.3 CONDITIONS TO BUYER'S OBLIGATIONS. The obligations of Buyer shall be subject to the satisfaction prior to or at the Closing of the following conditions unless waived by Buyer:

                  3.3.1 REPRESENTATIONS AND WARRANTIES OF SELLER AND SELLER. The representations and warranties of Seller and Seller set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by this Agreement; or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Buyer shall have received certificates signed on behalf of Seller and Seller by the Chief Executive Officer or President of Seller to such effect on the Closing.

                  3.3.2 PERFORMANCE OF OBLIGATIONS OF SELLER AND SELLER. Seller and Seller shall have performed all agreements and covenants required to be performed by them under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement. Buyer shall have received certificates signed on behalf of Seller and Seller by the Chief Executive Officer or President of Seller to such effect on the Closing.

                  3.3.3 GOVERNMENTAL APPROVALS. All Consents of Governmental Entities legally required by Seller and Seller for the transactions contemplated by this Agreement shall have been filed, occurred, or been obtained, other than such Consents, the failure of which to obtain would not have a Material Adverse Effect on the consummation of the transactions contemplated by this Agreement.

                  3.3.4 CONSENTS OF OTHER THIRD PARTIES. Seller and Seller shall have received and delivered to Buyer all requisite consents and approvals of all lenders, lessors, and other third parties whose consent or approval is required in order for Seller and Seller to consummate the transactions contemplated by this Agreement, or in order to permit the continuation after the Closing of the business activities of Seller in the manner such business is presently carried on by it. Buyer shall have received copies of any necessary written consent(s) to this Agreement and the transactions contemplated herein.

                  3.3.5 MATERIAL ADVERSE CHANGE. Since the date hereof and through Closing, there shall not have occurred any change, occurrence, or circumstance in Seller or Seller having or reasonably likely to have, individually or in the aggregate, in the reasonable judgment of Buyer, a Material Adverse Effect on the Parties or on the transactions contemplated by this Agreement.

                                   ARTICLE 4
                        CLOSING AND DELIVERY OF DOCUMENTS

         4.1 TIME AND PLACE. The closing of the transactions contemplated by this Agreement shall take place at the Law Offices of Horwitz & Beam, located at Two Venture Plaza, Suite 350, Irvine, California 92610, no later than May 23, 2001, or at such other time and place as the Parties mutually agree upon in writing (which time and place are hereinafter referred to as the "Closing").

         4.2 DELIVERIES BY SELLER. At Closing, Seller shall make the following deliveries to Buyer:

                  4.2.1 A cancelled stock certificate representing the Seller Shares i as set forth in Section 1.1 above;

                  4.2.2 A certificate of good standing for Seller;

                  4.2.3 A certificate executed by Seller certifying that: (i) all Seller's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) Seller has performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement; and

                  4.2.4 Certified resolutions of the Board of Directors of Seller, in form satisfactory to counsel for Buyer, authorizing the execution and performance of this Agreement.

         4.3 DELIVERIES BY SELLER. At Closing, Seller shall make the following deliveries to Buyer:

                  4.3.1 A certificate representing the Seller Shares that Buyer is acquiring as set forth in Section 1.1 above;

                  4.3.2 A certificate of good standing for Seller;

                  4.3.3 A certificate executed by Seller certifying that: (i) all Seller's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) Seller has performed all agreements and covenants required to be performed by it under this Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement; and

                  4.3.4 Certified resolutions of the Board of Directors of Seller, in form satisfactory to counsel for Buyer, authorizing the execution and performance of this Agreement; 4.3.5 The minute book and corporate records of Seller; and

                  4.3.6 Certified financial statements and promissory note for any monies due Buyer from Seller as required in Section 1.2.1.

         4.4 DELIVERIES BY BUYER. At Closing, Buyer shall make the following deliveries to Seller:

                  4.4.1 A certificate executed by Buyer certifying that: (i) Buyer's representations and warranties under this Agreement are true as of the Closing, as though each of those representations and warranties had been made on that date; and (ii) Buyer has performed all agreements and covenants required to be performed by it under this Agreement prior to the

Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in this Agreement;

                  4.4.2 A certificate of good standing for Buyer; and

                  4.4.3 Certified resolutions of the Board of Directors of Buyer in form satisfactory to counsel for Seller, authorizing the execution and performance of this Agreement.

                                   ARTICLE 5
                                 INDEMNIFICATION

         5.1 SELLER AND SELLER'S INDEMNITY OBLIGATIONS.

                  5.1.1 Upon receipt of notice thereof, Seller and Seller shall, jointly and severally, indemnify, defend, and hold harmless Buyer from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs and expenses, including attorney fees and any costs of investigation that Buyer shall incur or suffer, that arise, result from or relate to: (i) any breach of, or failure by Seller or Seller to perform, any of their representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Seller and/or Seller under this Agreement; and (ii) the employment of any of Seller's employees which is in violation of any law, regulation, or ordinance of any Governmental Entity.

                  5.1.2 Buyer shall notify promptly Seller and Seller of the existence of any claim, demand, or other matter to which Seller and Seller's indemnification obligations would apply, and shall give them a reasonable opportunity to defend the same at their own expense and with counsel of their own selection, provided that Seller shall at all times also have the right to fully participate in the defense. If Seller and Seller, within a reasonable time after this notice, fails to defend, Buyer shall have the right, but not the obligation, to undertake the defense of, and, with the written consent of Seller and Seller, to compromise or settle the claim or other matter on behalf, for the account, and at the risk, of Seller and Seller.

         5.2 BUYER'S INDEMNITY OBLIGATIONS.

                  5.2.1 Upon receipt of notice thereof, Buyer shall indemnify, defend, and hold harmless Seller and/or Seller from any and all claims, demands, liabilities, damages, deficiencies, losses, obligations, costs, and expenses, including attorney fees and any costs of investigation that Seller and/or Seller shall incur or suffer, that arise, result from or relate to any breach of, or failure by Buyer to perform any of its representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, exhibit, or other instrument furnished or to be furnished by Buyer under this Agreement.

                  5.2.2 Seller and/or Seller shall notify promptly Buyer of the existence of any claim, demand or other matter to which Buyer's indemnification obligations would apply, and shall give it a reasonable opportunity to defend the same at its own expense and with counsel of its own selection, provided that Seller and Seller shall at all times also have the right to fully participate in the defense. If Buyer, within a reasonable time after this notice, fails to defend, Seller and Seller shall have the right, but not the obligation, to undertake the defense of, and, with the written consent of Buyer, to compromise or settle the claim or other matter on behalf, for the account, and at the risk, of Buyer.

                                   ARTICLE 6
                          DEFAULT, AMENDMENT AND WAIVER

         6.1 DEFAULT. Upon a breach or default under this Agreement by any of the Parties (following the cure period provided herein), the non-defaulting party shall have all rights and remedies given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. Notwithstanding the foregoing, in the event of a breach or default by any Party hereto in the observance or in the timely performance of any of its obligations hereunder which is not waived by the non-defaulting Party, such defaulting Party shall have the right to cure such default within 15 days after receipt of notice in writing of such breach or default.

         6.2 WAIVER AND AMENDMENT. Any term, provision, covenant, representation, warranty, or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation, or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

                                   ARTICLE 7
                                  MISCELLANEOUS

         7.1 EXPENSES. Whether or not the transactions contemplated hereby are consummated, each of the Parties hereto shall bear all taxes of any nature (including, without limitation, income, franchise, transfer, and sales taxes) and all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees, and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such taxes, fees, and expenses of the Parties hereto shall be paid prior to Closing.

         7.2 NOTICES. Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

                  TO BUYER                  Zain Effendi
                                            Intelilabs.com, Inc.
                                            Water Gardens, 1620 26th St.
                                            Santa Monica, CA 90404
                                            Telephone:  (310) 255-8893
                                            Fax:  (425) 930-3423

                  With a copy to:           Horwitz & Beam
                                            Attention:  Christopher Jain
                                            Two Venture Plaza, Suite 350
                                            Irvine, California  92618
                                            Telephone:  (949) 453-0300
                                            Fax:  (949) 453-9416

                  TO SELLER:                Zain Effendi
                                            Water Gardens, 1620 26th St.
                                            Santa Monica, CA 90404
                                            Telephone:  (310) 255-8893
                                            Fax:  (425) 930-3423

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.

         7.3 ENTIRE AGREEMENT. This Agreement, together with the Schedule and Exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant, or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, or in the schedules or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.

         7.4 SURVIVAL OF REPRESENTATIONS. All statements of fact (including financial statements) contained in the Schedules, the exhibits, the certificates, or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a party may have in respect hereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of Closing that such right or remedy existed.

         7.5 INCORPORATED BY REFERENCE. The schedules, exhibits, and all documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

         7.6 REMEDIES CUMULATIVE. No remedy herein conferred upon the Parties is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

         7.7 EXECUTION OF ADDITIONAL DOCUMENTS. Each Party hereto shall make, execute, acknowledge, and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

         7.8 FINDERS' AND RELATED FEES. Each of the Parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus, or other remuneration arising by reason of any services alleged to have been rendered to or at the instance of said party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

         7.9 GOVERNING LAW. This Agreement has been negotiated and executed in the State of California and shall be construed and enforced in accordance with the laws of such state.

         7.10 FORUM. Each of the Parties hereto agrees that any action or suit which may be brought by any party hereto against any other party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Orange County, California.

         7.11 PROFESSIONAL FEES. In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys' fees, accountants' fees, and experts' fees.

         7.12 BINDING EFFECT AND ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives, and assigns.

         7.13 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement shall be deemed a valid and binding execution of this Agreement.

         7.14 REPRESENTATION. The Parties hereto agree and acknowledge that the law firm of Horwitz & Beam has represented Buyer in preparing this Agreement. All Parties to this

Agreement have been given the opportunity to consult with counsel of their choice regarding their rights under this Agreement.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as of the date first written hereinabove.

                                     BUYER:

                                     INTELILABS.COM, INC.,
                                     a Delaware corporation


                                            /s/ Zain Effendi
                                     -------------------------------------------
                                     By:    Zain Effendi
                                            Its:  President

                                     SELLER:

                                     AACARS.COM, INC.,
                                     a California corporation


                                            /s/ Zain Effendi
                                     -------------------------------------------
                                     By:    Zain Effendi
                                            Its:  President

                                    EXHIBIT A

                    INTELILABS.COM, INC. DISCLOSURE SCHEDULE

The items set forth below are exceptions to the representations and warranties of Intelilabs.com, Inc. ("Buyer") set forth in Section 2 of the Agreement. Any matter set forth herein as an exception to a section of the Agreement shall be deemed to constitute an exception to all other applicable sections of the Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

Section           Exception
-------           ---------


                                  Exhibit "A"

                                    EXHIBIT B

                      AACARS.COM, INC. DISCLOSURE SCHEDULE

The items set forth below are exceptions to the representations and warranties of AAcars.com, Inc. ("Seller") set forth in Section 2 of the Agreement. Any matter set forth herein as an exception to a section of the Agreement shall be deemed to constitute an exception to all other applicable sections of the Agreement. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

Section           Exception
-------           ---------


                                  Exhibit "B"

                                 SCHEDULE 1.2.1

                        ASSETS AND LIABILITIES OF SELLER









                                 Schedule 1.2.1

                                     ANNEX B

                             FORM OF CERTIFICATE OF
                        PRESIDENT OF INTELILABS.COM, INC.

                          CERTIFICATE OF THE PRESIDENT

                                       OF

                              INTELILABS.COM, INC.

         I, ZAIN EFFENDI, hereby certify that I am the duly elected, qualified and acting President of INTELILABS.COM, INC., a Delaware corporation ("Buyer"), and I further certify as follows:

         1. This certificate is being delivered pursuant to Section 3 of that certain Acquisition Agreement dated February 22, 2001 (the "Agreement"), by and between Buyer and AAcars.com, Inc., a California corporation ("Seller"). All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

         2. All representations and warranties of Buyer set forth in the Agreement are true and correct as of the date of the Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by the Agreement; or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in the Agreement.

         3. Buyer has performed all agreements and covenants required to be performed by it under the Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in the Agreement.

         4. Attached hereto as Exhibit A is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of the Company by written consent in accordance with applicable law and the Bylaws authorizing the execution and performance of the Agreement. Such resolutions have not been modified, rescinded or otherwise changed or amended and remain in full force and effect as of the date hereof.

         IN WITNESS WHEREOF, I have executed this certificate as of this [____] day of [_____________, ____].



                                             ___________________________________
                                             ZAIN EFFENDI, President

                                     ANNEX C

                                 WRITTEN CONSENT
                           OF THE INTELILABS.COM,INC.
                           DIRECTORS WITHOUT A MEETING
                             DATED FEBRUARY 22, 2001

                              INTELILABS.COM, INC.
                             A DELAWARE CORPORATION

                    WRITTEN CONSENT OF THE BOARD OF DIRECTORS
                                 WITHOUT MEETING

         Pursuant to the authority granted to the board of directors by the Delaware corporate law, all members of the board of directors of INTELILABS.COM, INC., a Delaware corporation ("Buyer"), do hereby consent to, adopt, ratify, confirm, and approve, as of the date indicated below, the following resolutions, as evidenced by their signatures hereunder:

ACQUISITION

         WHEREAS, the undersigned deem it in the best interests of Buyer to effectuate a purchase of 100% of the outstanding shares of capital stock of AAcars.com, Inc., a California corporation ("Seller") such that Seller shall be a wholly-owned subsidiary of Buyer in exchange for the assumption by Buyer of all assets and liabilities of Seller beginning upon the Closing and certain cash consideration as set forth in the Acquisition Agreement (as defined below); and

         WHEREAS, the terms and conditions of the acquisition are set forth in that certain Acquisition Agreement attached hereto and incorporated herein by this reference as Exhibit "A" (the "Acquisition Agreement").

         NOW, THEREFORE, IT IS HEREBY, RESOLVED, that either the Chief Executive Officer, President, Chief Financial Officer, Vice President, and/or Secretary of Buyer, acting alone or together, each are hereby authorized to execute and deliver, for and on behalf of Buyer, the Acquisition Agreement in substantially the form attached as Exhibit "A", with such changes as the officers authorized to execute the documents may approve, together with and including, without limitation, any and all agreements, instruments, and documents, and amendments thereto (collectively, the "Documents") as they may deem necessary or appropriate to consummate the transactions contemplated therein.

         RESOLVED FURTHER, that Buyer is authorized to perform the Documents executed and delivered in accordance with these resolutions.

RATIFICATION

         RESOLVED, that the authority given hereunder shall be deemed retroactive and any and all agreements, instruments and documents, and all amendments thereto, and acts authorized hereunder executed, delivered or performed prior to the passage of these resolutions are hereby confirmed, ratified and approved.

         RESOLVED FURTHER, that the President of Buyer is authorized to certify a copy of these resolutions and deliver the same as evidence of the foregoing authorization to act on behalf of Buyer.

         The undersigned hereby consent to this action and the resolutions set forth above and direct and authorize that a copy of this Written Consent of Board of Directors be placed by Buyer 's secretary with the minutes of the proceedings of the Board of Directors in the official records of Buyer.

Dated:    February 22, 2001

DIRECTORS:


/s/ Zain Effendi
---------------------------------
Zain Effendi


/s/ Marvi E. Khan
---------------------------------
Marvi E. Khan


/s/ Fahad U. Khan
---------------------------------
Fahad U. Khan


/s/ Sajjad Hyder Zaidi
---------------------------------
Sajjad Hyder Zaidi

                                     ANNEX D

                            WRITTEN MAJORITY CONSENT
                             OF INTELILABS.COM, INC.
                         SHAREHOLDERS WITHOUT A MEETING
                             DATED FEBRUARY 22, 2001

                              INTELILABS.COM, INC.
                             A Delaware corporation

                  MAJORITY WRITTEN CONSENT OF THE SHAREHOLDERS
                                 WITHOUT MEETING

         Pursuant to the authority granted to the shareholders by the Delaware corporate law, the majority shareholders of Intelilabs.com, Inc., a Delaware corporation ("Intelilabs"), does hereby consent to, adopt, ratify, confirm, and approve, as of the date indicated below, the following resolutions, as evidenced by its signatures hereunder:

ACQUISITION

         WHEREAS, the undersigned deems it in the best interests of Intelilabs to effectuate a sale of 100% of the outstanding shares of capital stock of Aacars.com, Inc., a California corporation ("AAcars"), to Intelilabs, such that AAcars shall be a wholly-owned subsidiary of Intelilabs in exchange for the assumption by Intelilabs of all assets and liabilities of AAcars beginning upon the Closing, and other consideration as set forth in the Acquisition Agreement (as defined below); and

         WHEREAS, the terms and conditions of the acquisition are set forth in that certain Acquisition Agreement attached hereto and incorporated herein by this reference as Exhibit "A" (the "Acquisition Agreement"); and

         WHEREAS, by signing this Majority Written Consent, the undersigned acknowledges that the undersigned is aware that:

         (i)      Zain Effendi is the President and Secretary of Buyer,

         (ii) Zain Effendi is President, Secretary, Treasurer and Vice President of AAcars;

         (iii) Zain Effendi's mother, Saeeda Effendi, owns 15,000,000 of the 18,000,000 outstanding shares of AAcars and the remaining 3,000,000 shares are owned by Knightrider Investment, Ltd;

         (iv) Under the terms of the Agreement, Zain Effendi's mother, Saeeda Effendi will receive 15,250,000 shares of Intelilabs Common Stock, which will be at least 60% of the Company's outstanding common stock, and therefore give Saeeda Effendi control of Intelilabs;

         (v) Intelilabs has received no Fairness Opinion for this transaction and does not plan to attempt to obtain a Fairness Opinion for this transaction;

         (vi) Intelilabs has not obtained or performed any valuation of AAcars, nor does Intelilabs intend to do so,

         (vii) It is likely that a valuation of AAcars, if one were performed, would place its value below that of the market value of the Intelilabs stock that Saeeda Effendi and Knightrider Investments, Ltd. are to receive under the terms of the Acquisition Agreement.

         (viii) Marvi E. Khan, Intelilabs' Chief Financial Officer and an Intelilabs Director is also the Deputy Chief Executive of Aacars.com.pk, the Pakistani company which is the sole asset of AAcars.

         (ix) Fahad Ullah Khan, Intelilabs' Chief Operating Officer and an Intelilabs Director is also Chief Executive Officer of Aacars.com.pk, the Pakistani company which is the sole asset of AAcars.

                  NOW, THEREFORE, IT IS HEREBY, RESOLVED, that either President, Chief Financial Officer, and/or Secretary of Intelilabs, acting alone or together, each are hereby authorized to execute and deliver, for and on behalf of Seller, the Acquisition Agreement in substantially the form attached as Exhibit "A", with such changes as the officers authorized to execute the documents may approve, together with and including, without limitation, any and all agreements, instruments, and documents, and amendments thereto (collectively, the "Documents") as they may deem necessary or appropriate to consummate the transactions contemplated therein.

         RESOLVED FURTHER, that Seller is authorized to perform the Documents executed and delivered in accordance with these resolutions.


FACSIMILE SIGNATURES

         RESOLVED, that facsimile signatures of the Directors on this Consent shall be deemed to be original signatures for all intents and purposes.

COUNTERPARTS

         RESOLVED, that this Consent Action may be executed in counterparts.

RATIFICATION

         RESOLVED, that the authority given hereunder shall be deemed retroactive and any and all agreements, instruments and documents, and all amendments thereto, and acts authorized hereunder executed, delivered or performed prior to the passage of these resolutions are hereby confirmed, ratified and approved.

         RESOLVED FURTHER, that the Chief Executive Officer of Seller is authorized to certify a copy of these resolutions and deliver the same as evidence of the foregoing authorization to act on behalf of Seller.


         SIGNATURES ON NEXT PAGE

         The undersigned hereby consent to this action and the resolutions set forth above and direct and authorize that a copy of this Majority Written Consent of Shareholders be placed by Seller 's secretary with the minutes of the proceedings of the Board of Directors in the official records of Seller.

Dated:     February 22, 2001

SHAREHOLDERS:


  /s/ Saul [??], Attorney in Fact           No. Of Shares Held:     980,000         LEFCOUNT
--------------------------------                                ------------------
Lefcount International Investments, Ltd.

  /s/ REBECCA BROCK                         No. Of Shares Held:     100,000
--------------------------------                                ------------------


  /s/ MICHAEL FARKAS                        No. Of Shares Held:     400,000         ATLAS EQUITY
--------------------------------                                ------------------


                                            No. Of Shares Held:
--------------------------------                                ------------------
MASLEN INTERNATIONAL CORP.

  /s/ FELIX TEJADA AGUILAR                  No. Of Shares Held:     800,000         ATHENAEUM
--------------------------------                                ------------------
President-Director
Athenaeum Consultants, Ltd

                                            No. Of Shares Held:

SOVEREIGN MANAGERS LIMITED
 /s/ GARY LALANDE                           No. Of Shares Held:   1,225,557         BERGEN
--------------------------------                                ------------------


                                            No. Of Shares Held:
--------------------------------                                ------------------

                                     ANNEX E

                             FORM OF CERTIFICATE OF
                          PRESIDENT OF AACARS.COM, INC.

                   CERTIFICATE OF THE CHIEF EXECUTIVE OFFICER
                                  OR PRESIDENT
                                       OF
                                AACARS.COM, INC.


I, Zain Effendi, hereby certify that I am the duly elected, qualified and acting President of AAcars.com, Inc., a California corporation ("Seller"), and I further certify as follows:

         1. This certificate is being delivered pursuant to Section 3 of that certain Acquisition Agreement dated February 22, 2001 (the "Agreement"), by and among Intelilabs.com, Inc., a Delaware corporation ("Buyer") and Seller. All capitalized terms not otherwise defined herein shall have the respective meanings assigned to them in the Agreement.

         2. All representations and warranties of Seller set forth in the Agreement are true and correct as of the date of the Agreement and as of the Closing as though made on and as of the Closing, except: (i) as otherwise contemplated by the Agreement; or (ii) in respects that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in the Agreement.

         3. Seller has performed all agreements and covenants required to be performed by it under the Agreement prior to the Closing, except for breaches that do not have a Material Adverse Effect on the Parties or on the benefits of the transactions provided for in the Agreement.

         4. Attached hereto as EXHIBIT A is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of Seller by written consent in accordance with applicable law and the Bylaws authorizing the execution and performance of the Agreement. Such resolutions have not been modified, rescinded or otherwise changed or amended and remain in full force and effect as of the date hereof.

         IN WITNESS WHEREOF, I have executed this certificate as of this
[      ] day of [               ,     ].
 ------          ---------------  ----



                                                --------------------------------
                                                Zain Effendi, President

                                     ANNEX F

                     WRITTEN CONSENT OF THE AACARS.COM, INC.
                               BOARD OF DIRECTORS
                                 WITHOUT MEETING

                                AACARS.COM, INC.
                            a California corporation

                    WRITTEN CONSENT OF THE BOARD OF DIRECTORS
                                 WITHOUT MEETING

         Pursuant to the authority granted to the board of directors by the California corporate law, all members of the board of directors of AAcars.com, Inc., a California corporation ("Seller"), do hereby consent to, adopt, ratify, confirm, and approve, as of the date indicated below, the following resolutions, as evidenced by their signatures hereunder:

ACQUISITION

         WHEREAS, the undersigned deem it in the best interests of Seller to effectuate a sale of 100% of the outstanding shares of capital stock of Seller to Intelilabs.com, Inc., a Delaware corporation ("Buyer), such that Seller shall be a wholly-owned subsidiary of Buyer in exchange for the assumption by Buyer of all assets and liabilities of Seller beginning upon the Closing and certain cash consideration as set forth in the Acquisition Agreement (as defined below); and

         WHEREAS, the terms and conditions of the acquisition are set forth in that certain Acquisition Agreement attached hereto and incorporated herein by this reference as Exhibit "A" (the "Acquisition Agreement").

         NOW, THEREFORE, IT IS HEREBY, RESOLVED, that either the Chief Executive Officer, President, Chief Financial Officer, Vice President, and/or Secretary of Seller, acting alone or together, each are hereby authorized to execute and deliver, for and on behalf of Seller, the Acquisition Agreement in substantially the form attached as Exhibit "A", with such changes as the officers authorized to execute the documents may approve, together with and including, without limitation, any and all agreements, instruments, and documents, and amendments thereto (collectively, the "Documents") as they may deem necessary or appropriate to consummate the transactions contemplated therein.

         RESOLVED FURTHER, that Seller is authorized to perform the Documents executed and delivered in accordance with these resolutions.

RATIFICATION

         RESOLVED, that the authority given hereunder shall be deemed retroactive and any and all agreements, instruments and documents, and all amendments thereto, and acts authorized hereunder executed, delivered or performed prior to the passage of these resolutions are hereby confirmed, ratified and approved.

         RESOLVED FURTHER, that the Chief Executive Officer of Seller is authorized to certify a copy of these resolutions and deliver the same as evidence of the foregoing authorization to act on behalf of Seller.

         The undersigned hereby consent to this action and the resolutions set forth above and direct and authorize that a copy of this Written Consent of Board of Directors be placed by Seller

's secretary with the minutes of the proceedings of the Board of Directors in the official records of Seller.

Dated:     February 22, 2001

DIRECTORS:



  /s/ Zain Effendi
--------------------------------------
Zain Effendi

                                     ANNEX G

                     WRITTEN CONSENT OF THE AACARS.COM, INC.
                                  SHAREHOLDERS
                                 WITHOUT MEETING

                                AACARS.COM, INC.
                            a California corporation

                  UNANIMOUS WRITTEN CONSENT OF THE SHAREHOLDERS
                                 WITHOUT MEETING

         Pursuant to the authority granted to the shareholders by the Delaware corporate law, the sole shareholder of AAcars.com, Inc., a Delaware corporation ("Seller"), does hereby consent to, adopt, ratify, confirm, and approve, as of the date indicated below, the following resolutions, as evidenced by its signatures hereunder:

ACQUISITION

         WHEREAS, the undersigned deems it in the best interests of Seller to effectuate a sale of 100% of the outstanding shares of capital stock of Seller from Zain Effendi to Intelilabs.com, Inc., a Delaware corporation ("Buyer), such that Seller shall be a wholly-owned subsidiary of Buyer in exchange for the assumption by Buyer of all assets and liabilities of Seller beginning upon the Closing, the termination of the management contract between Buyer and Seller for the management of Seller whereby Seller as the parent organization of Seller is obligated to Buyer, and other consideration as set forth in the Agreement (as defined below); and

         WHEREAS, the terms and conditions of the acquisition are set forth in that certain Acquisition Agreement attached hereto and incorporated herein by this reference as Exhibit "A" (the "Acquisition Agreement").

         NOW, THEREFORE, IT IS HEREBY, RESOLVED, that either the Chief Executive Officer, President, Chief Financial Officer, Vice President, and/or Secretary of Seller, acting alone or together, each are hereby authorized to execute and deliver, for and on behalf of Seller, the Acquisition Agreement in substantially the form attached as Exhibit "A", with such changes as the officers authorized to execute the documents may approve, together with and including, without limitation, any and all agreements, instruments, and documents, and amendments thereto (collectively, the "Documents") as they may deem necessary or appropriate to consummate the transactions contemplated therein.

         RESOLVED FURTHER, that Seller is authorized to perform the Documents executed and delivered in accordance with these resolutions.

RATIFICATION

         RESOLVED, that the authority given hereunder shall be deemed retroactive and any and all agreements, instruments and documents, and all amendments thereto, and acts authorized hereunder executed, delivered or performed prior to the passage of these resolutions are hereby confirmed, ratified and approved.

         RESOLVED FURTHER, that the Chief Executive Officer of Seller is authorized to certify a copy of these resolutions and deliver the same as evidence of the foregoing authorization to act on behalf of Seller.


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


         The undersigned hereby consent to this action and the resolutions set forth above and direct and authorize that a copy of this Unanimous Written Consent of Shareholders be placed by Seller's secretary with the minutes of the proceedings of the Board of Directors in the official records of Seller.

Dated:     February 22, 2001



    /s/ Saeeda Effendi
--------------------------------------------
Saeeda Effendi



KNIGHTRIDER INVESTMENTS

   /s/ John E. J. King
--------------------------------------------
By:  John E. J. King
Its:  President


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